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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549




                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 26, 1997


                          EVANS WITHYCOMBE RESIDENTIAL, L.P.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                          0-22109                     86-0766007
(STATE OR OTHER JURISDICTION (COMMISSION FILE NUMBER)       (IRS EMPLOYER
OF INCORPORATION)                                           IDENTIFICATION NO.)

6991 EAST CAMELBACK ROAD, SUITE A-200                      85251
         SCOTTSDALE, ARIZONA                             (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 840-1040

                                         NONE

            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

    On January 16, 1997 Evans Withycombe Residential, Inc. (the "Company") and Evans Withycombe Residential, L.P. (the "Operating Partnership") filed a registration statement (File Nos. 333-19879 and 333-19879-01) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $200,000,000 in equity securities of the Company and up to an aggregate of $125,000,000 in debt securities of the Operating Partnership (the "Registration Statement"). On March 26, 1997, the Commission declared the Registration Statement, as amended by Amendment Nos. 1, 2 and 3, effective.

    The Registration Statement, at the time it was declared effective, included a Prospectus Supplement, dated March 26, 1997, relating to the issuance and sale by the Operating Partnership of $75,000,000 aggregate principal amount of 7-1/2% Notes due 2004 (the "2004 Notes") and $50,000,000 aggregate principal amount of 7-5/8% Notes due 2007 (the "2007 Notes" and, together with the 2004 Notes, collectively the "Notes"). In connection with the offering of the Notes, the Operating Partnership is filing certain exhibits as part of this Form 8-K.
See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibits are filed with this report on Form 8-K:

    Exhibit No.         Description
    -----------         -----------

    4.1                 Indenture dated April 2, 1997 between the
                        Operating Partnership and Bank One, Columbus, NA.

    4.2 Resolutions of the Board of Directors of Evans Withycombe Residential, Inc., acting in its capacity as the sole general partner of the Operating Partnership, establishing the terms of the Notes

    4.3                 Form of 2004 Note (included in Exhibit 4.2)

    4.4                 Form of 2007 Note (included in Exhibit 4.2)


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EVANS WITHYCOMBE RESIDENTIAL, L.P.

                             By:  EVANS WITHYCOMBE RESIDENTIAL, INC.,
                                  its general partner



Date:  April 1, 1997                   By:   /s/ Paul Fannin
                                          ------------------------------------
                                            Paul Fannin
                                            Senior Vice President and Chief
                                            Financial Officer


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    Exhibit No.         Description
    -----------         -----------

    4.1                 Indenture dated April 2, 1997 between the
                        Operating Partnership and Bank One, Columbus, NA.

    4.2 Resolutions of the Board of Directors of Evans Withycombe Residential, Inc., acting in its capacity as the sole general partner of the Operating Partnership, establishing the terms of the Notes

    4.3                 Form of 2004 Note (included in Exhibit 4.2)

    4.4                 Form of 2007 Note (included in Exhibit 4.2)




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